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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                SEPTEMBER 1, 1997
                                -----------------

                            QUORUM HEALTH GROUP, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                            (State of Incorporation)

       33-31717-A                                          62-1406040
 ----------------------                         -------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                103 CONTINENTAL PLACE, BRENTWOOD, TENNESSEE 37027
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (615) 371-7979
                                 --------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                                 --------------
              (Former name, former address and former fiscal year,
                          if changed since last report)










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ITEM 5.           OTHER EVENTS.

         For the purpose of informing the market, the Registrant announces that effective September 1, 1997, an affiliate acquired Methodist Hospital of Hattiesburg, a 211-bed acute care hospital located in Hattiesburg, Mississippi. A previously released press announcement of the acquisition is attached to this Report.






                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   QUORUM HEALTH GROUP, INC.



Date: September 9, 1997            By:   \s\ Steve B. Hewett
                                         -------------------------------
                                         Steve B. Hewett, Vice President
                                         (Chief Financial Officer)






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                                  Exhibit Index




Exhibit No.
-----------

99.1 Press Release dated September 2, 1997, regarding acquisition of Methodist Hospital of Hattiesburg







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